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                                                                   EXHIBIT 10.62

                               WARRANT AGREEMENT

                WARRANT AGREEMENT (this "Agreement"), dated as of November 16, 2000, by and between FutureLink Corp., a Delaware corporation (the "Company"), and Foothill Capital Corporation, a California corporation ("Lender"). Capitalized terms used but not otherwise defined herein shall have the meanings ascribed to such terms in the Loan Agreement (as defined below).

                              W I T N E S S E T H:

                WHEREAS, the Company is party to that certain Loan and Security Agreement, dated as of November 16, 2000 (as the same may from time to time be amended, restated, supplemented or otherwise modified, the "Loan Agreement") by and between, on the one hand, the Company and its subsidiaries and, on the other hand, the financial institutions identified therein as the Lenders (including Lender);

                WHEREAS, pursuant to the Loan Agreement, it is a requirement that the Company execute and deliver this Agreement and issue to the Warrant Holder, in accordance with the terms and conditions hereof, a warrant (the "Warrant") to purchase up to an aggregate of one hundred thousand (100,000) shares of the Company's Common Stock, par value $0.0001 per share ("Common Stock"), at the exercise price per share provided for herein, which warrant shall be evidenced in substantially the same form as the Form of Warrant Certificate (the "Warrant Certificate") attached hereto as Exhibit A; and

                WHEREAS, the Warrant Holder desires to acquire from the Company, and the Company desires to issue to the Warrant Holder, the Warrant.

                NOW, THEREFORE, in consideration of these premises, and the respective promises and covenants contained herein, the parties hereto hereby agree as follows:

                SECTION 1. Definitions. The following terms as used in this Agreement shall have the meanings set forth below:

                "Business Day" means a day other than a Saturday, Sunday or other day on which banks in the State of New York are authorized by law to remain closed;

                "Common Stock" shall mean the Company's common stock, par value $0.0001 per share;

                "Company" shall have the meaning set forth in the introductory paragraph, or any successor thereof;

                "Convertible Securities" shall have the meaning set forth in
Section 4(c);

                "Exempt Securities" shall have the meaning set forth in Section 4(o);



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                "Exercise Date" shall mean any date on which the Company shall have received both (i) a Warrant Certificate representing a Warrant, with the exercise form thereon duly executed by the Warrant Holder, or his attorney-in-fact duly authorized in writing, and (ii) payment of the Underlying Share Purchase Price pursuant to Section 2(b) or Section 2(c), as determined by the Warrant Holder in its sole discretion;

                "Lender" shall have the meaning set forth in the preamble hereto;

                "Nasdaq" means the Nasdaq National Market;

                "Notice Event" shall mean (i) any authorization by the Company of the issuance to all holders of shares of Common Stock of rights, options or warrants to subscribe for or purchase shares of Common Stock or of any other subscription rights or warrants, (ii) any authorization by the Company of the distribution to all holders of shares of Common Stock of evidences of its indebtedness or assets (other than cash dividends or distributions payable out of consolidated earnings or earned surplus or dividends payable in shares of Common Stock), (iii) any consolidation or merger to which the Company is a party and for which approval of any stockholders of the Company is required, or of the conveyance or transfer of the properties and assets of the Company substantially as an entirety, or of any reclassification or change of Common Stock issuable upon exercise of the Warrants (other than a change in par value, or from par value to no par value, or from no par value to par value, or as a result of a subdivision or combination), or a tender offer or exchange offer for shares of Common Stock, (iv) any voluntary or involuntary dissolution, liquidation or winding up of the Company, (v) any failure to maintain the effectiveness of a registration statement during the 90 days immediately before the Underlying Share Expiration Date pursuant to Section 3(c), or (vi) any proposal by the Company to take any other action that would require an adjustment of the Underlying Share Purchase Price or the number of Underlying Shares pursuant to
Section 4;

                "Option Issuance" shall have the meaning set forth in Section 4(c);

                "Options" shall have the meaning set forth in Section 4(c);

                "Registrable Securities" shall have the meaning set forth in the Registration Rights Agreement;

                "Registration Rights Agreement" means that certain Registration Rights Agreement, dated as of the date hereof, by and between the Company and Lender;

                "SEC" means the Securities and Exchange Commission;

                "SEC Reports" shall have the meaning set forth in Section 3(d);

                "Stock Option Plan" shall have the meaning set forth in Section 4(o);

                "Transfer Agent" means American Stock Transfer & Trust Company, or such other firm as may then be acting as the transfer agent of the Company;



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                "Underlying Share Expiration Date" means the last date on which the Warrants to purchase the Underlying Shares may be exercised, which shall be 5:00 p.m., New York City time, on the day before the date which is ten years from the date hereof (or as may be extended pursuant to Section 3(c)), or if such expiration date is not a Business Day, at or before 5:00 p.m. New York City time on the next following Business Day;

                "Underlying Share Purchase Price" shall mean eight dollars and forty cents ($8.40), subject to adjustment from time to time pursuant to the provisions of Section 4;

                "Underlying Shares" means the one hundred thousand (100,000) shares of Common Stock that are the subject of the Warrants, subject to adjustment from time to time as provided herein;

                "Warrants" shall mean the right to purchase the Underlying Shares pursuant to this Agreement, together with any divisions thereof;

                "Warrant Certificate" shall have the meaning set forth in the recitals hereto;

                "Warrant Holder" means a person or entity in whose name the Warrants shall be either initially or subsequently registered upon the books to be maintained by the Company for such purpose.

                SECTION 2. Duration and Exercise

                        (a) Duration. Subject to the provisions of Section 4 hereof, the Warrants may be exercised from time to time, upon the terms and subject to the conditions set forth herein, at any time before the Underlying Share Expiration Date. If the Warrants are not exercised before the Underlying Share Expiration Date, the Warrant Holder shall no longer be entitled to purchase the Underlying Shares and all rights hereunder to purchase such Underlying Shares shall thereupon cease.

                        (b) Exercise.

                                (1) A Warrant Holder may exercise the Warrants,
in whole or in part, to purchase the Underlying Shares in such amounts as may be elected upon surrender of the Warrant Certificates therefor with the subscription form thereon duly executed, to the Company at its corporate office at 2 South Point Drive, Lake Forest, California, together with the full Underlying Share Purchase Price for each Underlying Share to be purchased, (i) in lawful money of the United States, or by certified check or bank draft payable in United States dollars to the order of the Company, (ii) cancellation of all or any part of the unpaid principal amount of indebtedness outstanding under the Loan Agreement in an amount equal to the Underlying Share Purchase Price, or (iii) surrender to the Company for cancellation certificates representing shares of Common Stock of the Company owned by the Warrant Holder (properly endorsed for transfer in blank) having a current market price on the date of Warrant exercise equal to the Underlying Share Purchase Price and upon compliance with and subject to the conditions set forth herein and in the Warrant Certificate. For purposes of any computation under this Section 2(b)(1), the then



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current market price per share of Common Stock will be computed as set forth under Section 2(c).


                                (2) Upon receipt of such Warrant Certificates
together with the Subscription Form attached hereto as Exhibit D (or a reasonable facsimile thereof) thereon duly executed and accompanied by payment of the Underlying Share Purchase Price for the number of Underlying Shares for which such Warrants are then being exercised, the Company shall, subject to
Section 5(b) hereof, cause to be issued and delivered promptly, but in all events within three (3) days of receipt by the Company of the Underlying Share Purchase Price, to the Warrant Holder certificates for such shares of Common Stock in such denominations as are requested by the Warrant Holder.

                                (3) In case a Warrant Holder shall exercise
Warrants with respect to less than all of the Underlying Shares, the Company will execute a new Warrant Certificate, as represented by a warrant certificate substantially in the form attached hereto as Exhibit A, exercisable for the balance of the Underlying Shares that may be purchased upon exercise of such Warrants and deliver such new Warrant Certificate to the Warrant Holder. Warrant Certificates shall be executed on behalf of the Company by the Company's Chairman of the Board, President or any Vice President and by its Treasurer, an Assistant Treasurer, its Secretary or an Assistant Secretary.

                                (4) Warrants shall be deemed to have been
exercised immediately prior to the close of business on the Exercise Date, and the person entitled to receive the Underlying Shares and any Warrant Certificate representing the unexercised portion of the Warrants deliverable upon such exercise shall be treated for all purposes as the holder of such Underlying Shares and unexercised Warrants, respectively, upon such exercise as of the close of business on the Exercise Date.

                                (5) The Company covenants and agrees that it
will pay when due and payable any and all taxes that may be payable in respect of the issue of the Warrants or the issue of any Underlying Shares. The Company shall not, however, be required to pay any tax that may be payable in respect of any transfer by the Warrant Holder of the Warrants or any Underlying Shares to any person or entity at the time of surrender. Until the payment of the tax referred to in the previous sentence and the presentation to the Company by the Warrant Holder of reasonable proof of such payment, the Company shall not be required to issue such Underlying Shares or new Warrant Certificates representing unexercised Warrants to any transferee.

                        (c) Cashless Exercise. In lieu of a cash payment of the Underlying Share Purchase Price, a Warrant Holder may exercise the Warrants, in whole or in part, by presentation and surrender of the Warrant to the Company, together with a Cashless Exercise Form attached hereto as Exhibit B (or a reasonable facsimile thereof) duly executed (a "Cashless Exercise"). Acceptance by the Company of such presentation and surrender shall be deemed a waiver of the Warrant Holder's obligation to pay all or any portion of the Underlying Share Purchase Price, as the case may be. In the event of a Cashless Exercise, the Warrant Holder shall exchange the Warrants for that number of shares of Common Stock determined by multiplying the number of shares of Common Stock for which the Warrants are being exercised by a fraction, the numerator of which shall be the



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difference between the then current market price per share of the Common Stock and the Underlying Share Purchase Price, and the denominator of which shall be the then current market price per share of Common Stock. For purposes of any computation under this Section 2(c), the then current market price per share of Common Stock at any date shall be deemed to be the average for the ten (10) consecutive business days immediately prior to the Cashless Exercise of the daily closing prices of the Common Stock on the principal national securities exchange on which the Common Stock is admitted to trading or listed, or if not listed or admitted to trading on any such exchange, the last reported sales prices as included for quotation on Nasdaq, or if not included for quotation on Nasdaq, the average of the highest reported bid and lowest reported asked prices as reported by the National Association of Securities Dealers, Inc. Automated Quotations System, or if not then publicly traded, the fair market price of the Common Stock as determined by the Board of Directors of the Company.

                SECTION 3. Covenants

                        (a) Issuance and Sale of Underlying Shares. The Company covenants that it will at all times reserve and keep available, free from preemptive rights, out of its authorized Common Stock, solely for the purpose of issuance upon exercise of the Warrants, such number of shares of Common Stock as shall equal the aggregate number of the Underlying Shares. The Company covenants that all shares of Common Stock that shall be issuable upon exercise of the Warrants shall, at the time of delivery and, subject to Section 2(c) hereof, upon receipt by the Company of the Underlying Share Purchase Price, be duly and validly issued, fully paid, nonassessable and free from all taxes, liens and charges with respect to the issue thereof (other than those which the Company shall promptly pay or discharge).

                The Transfer Agent for the Common Stock will be irrevocably authorized and directed at all times to reserve such number of authorized shares as shall be required for such purpose. The Company will keep a copy of this Agreement on file with the Transfer Agent. The Company will supply such Transfer Agent with duly executed certificates for such purposes and will provide or otherwise make available any cash which may be payable as provided in Section 5(b) hereof. The Company will furnish such Transfer Agent with a copy of all notices of adjustments and certificates related thereto transmitted to the Warrant Holder pursuant to Section 4(p) hereof.

                        (b) Registration Rights Agreement. Lender, any transferee of Lender's interests hereunder and any subsequent transferee thereof shall be entitled to the benefits of that certain Registration Rights Agreement between Lender and the Company of even date herewith, to the extent provided for in the Registration Rights Agreement.

                        (c) Notice Regarding Extension of Underlying Share Expiration Date. Notwithstanding anything to the contrary in this Agreement, if the Company has not maintained an effective registration statement under the Securities Act with respect to the sale or issuance of the Registrable Securities during the 90 days immediately before the Underlying Share Expiration Date (and maintained the registration or qualification of such Registrable Securities under applicable state securities laws during such periods), the Warrants shall not expire until the Company maintains such effective registration statement (and such registrations and qualifications) for 90 consecutive days beginning with the first day after 90 days before the Underlying Share Expiration Date, that such registration statement (and such registrations and qualifications) is effective. In the circumstances



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described in this paragraph, the extended Underlying Share Expiration Date shall be considered the Underlying Share Expiration Date for purposes of this Agreement. Notwithstanding anything to the contrary in this Agreement, the Company shall issue the Underlying Shares to the Warrant Holder upon the exercise of the Warrants and such Warrant Holder's representation that such Warrant Holder is a "sophisticated investor, "under the federal securities laws if a registration statement is not effective at the time of such issuance.

                        (d) SEC Reports. So long as the Warrants remain outstanding, the Company shall cause copies of all quarterly and annual financial reports and of the information, documents, and other reports (or copies of such portions of any of the foregoing as the SEC may by rules and regulations prescribe) which the Company is required to file with the SEC pursuant to Section 13 or 15(d) of the Exchange Act ("SEC Reports") to be mailed to the Warrant Holder at his, her or its address appearing in the register of warrant holders maintained by the Company, in each case, within 15 days of filing with the SEC. If the Company is not subject to the requirements of
Section 13 or 15(d) of the Exchange Act, the Company shall nevertheless continue to cause SEC Reports comparable to those which it would be required to file pursuant to Section 13 or 15(d) of the Exchange Act if it were subject to the requirements of either such section, to be so filed with the SEC (but only if the SEC permits such filings) and mailed to the Warrant Holder, in each case, within the same time periods as would have applied (including under the preceding sentence) had the Company been subject to the requirements of Section 13 or 15(d) of the Exchange Act.

                        (e) Tax Basis. The Company and the Holder have mutually agreed that the tax basis of this Warrant for purposes of the Internal Revenue Code of 1986, as amended, and the treatment of this Warrant under such Code by each of the Company and the Holder shall be $1.00. This determination was based upon the considerable discrepancy between the Current Market Price of the Underlying Shares and the initial Underlying Share Purchase Price.

                        (f) Restrictive Legend. Each Warrant Certificate and certificate evidencing shares of Common Stock issued to the Warrant Holder following the exercise of Warrants shall bear the following restrictive legend until such time as the transfer of such security is not restricted under the federal securities laws:

       THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT"), OR ANY STATE SECURITIES LAWS, AND MAY NOT BE OFFERED, SOLD, ASSIGNED, TRANSFERRED, PLEDGED, ENCUMBERED OR OTHERWISE DISPOSED OF EXCEPT PURSUANT TO (I) AN EFFECTIVE REGISTRATION STATEMENT UNDER THE ACT, (II) TO THE EXTENT APPLICABLE, RULE 144 UNDER THE ACT (OR ANY SIMILAR RULE UNDER SUCH ACT RELATING TO THE DISPOSITION OF SECURITIES), OR (III) AN OPINION OF COUNSEL, IF SUCH OPINION SHALL BE REASONABLY SATISFACTORY TO COUNSEL TO THE



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       ISSUER, THAT AN EXEMPTION FROM REGISTRATION UNDER SUCH ACT IS
       AVAILABLE.


                SECTION 4. Adjustment of Underlying Share Purchase Price and Number ofUnderlying Shares. The number of Underlying Shares purchasable upon the exercise of the Warrants and the payment of the Underlying Share Purchase Price shall be subject to adjustment from time to time as follows:

                        (a) Stock Splits, Combinations, etc. In case the Company shall hereafter, but prior to 5:00 p.m. (New York City time) on the Underlying Share Expiration Date: (i) pay a dividend or make a distribution on its Common Stock in shares of its capital stock (whether such distribution consists of shares of Common Stock or of capital stock of any other class); (ii) subdivide its outstanding shares of Common Stock; (iii) combine its outstanding shares of Common Stock into a smaller number of shares; or (iv) issue by reclassification of its shares of Common Stock any shares of capital stock of the Company, the Underlying Share Purchase Price in effect and the number of Underlying Shares issuable upon exercise of the Warrants immediately prior to such action shall be adjusted so that the Warrant Holder shall be entitled to receive that number of shares of capital stock of the Company at the same aggregate Underlying Share Purchase Price that the Warrant Holder would have owned immediately following such action had the Warrants been exercised immediately prior thereto. An adjustment made pursuant to this paragraph shall become effective on the day which is immediately after the record date in the case of a dividend and shall become effective on the day which is immediately after the effective date in the case of a subdivision, combination or reclassification. If, as a result of an adjustment made pursuant to this paragraph, the Warrant Holder shall become entitled to receive shares of two or more classes of capital stock of the Company, the Board of Directors of the Company (whose determination shall be conclusive) shall determine the allocation of the adjusted Underlying Share Purchase Price between or among shares of such classes of capital stock.

                        (b) Reclassification, Combination, Mergers, etc. In case of any reclassification or change of outstanding shares of Common Stock issuable upon exercise of the Warrants (other than as set forth in paragraph (a) above and other than a change in par value, or from par value to no par value, or from no par value to par value or as a result of a subdivision or combination), or in case of any consolidation or merger of the Company with or into another corporation or entity (other than a merger in which the Company is the continuing corporation and which does not result in any reclassification or change of the then outstanding shares of Common Stock or other capital stock issuable upon exercise of the Warrants), or in the case of any sale or conveyance of all or substantially all of the assets of the Company followed by a related distribution to holders of shares of Common Stock or cash, securities or other property, then as a condition of such reclassification, change, consolidation, merger, or sale of assets, the Company or such successor corporation or entity, as the case may be, shall forthwith make lawful and adequate provision whereby the Warrant Holder shall have the right thereafter to receive on exercise of the Warrants (provided such exercise occurs prior to 5:00 p.m. (New York City time) on the Underlying Share Expiration Date) the kind and amount of shares of stock and other securities and property receivable upon such reclassification, change, consolidation, merger, or sale of assets, by a holder



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of shares of Common Stock immediately prior to such reclassification, change, consolidation, merger, or sale of assets, and the Company or such successor corporation or entity shall enter into a supplemental warrant agreement with the Warrant Holder so providing. Such provisions shall include provision for adjustments that shall be as nearly equivalent as may be practicable to the adjustments provided for in this Section 4. If the issuer of securities deliverable upon exercise of the Warrants under the supplemental warrant agreement is an affiliate of the formed or surviving corporation or other entity, that issuer shall join in the supplemental warrant agreement. The above provisions of this paragraph (b) shall similarly apply to successive reclassification and changes of shares of Common Stock and to successive consolidations or mergers.

                        (c) Issuance of Options or Convertible Securities. In the event the Company shall, at any time or from time to time after the date hereof, but prior to 5:00 p.m. (New York City time) on the Underlying Share Expiration Date, issue, sell, distribute or otherwise grant in any manner (including by assumption) any rights to subscribe for or to purchase, or any warrants or options for the purchase of, Common Stock or any stock or securities convertible into or exchangeable for Common Stock (any such rights, warrants or options being herein called "Options" and any such convertible or exchangeable stock or securities being herein called "Convertible Securities"), whether or not such Options or rights to convert or exchange such Convertible Securities are immediately exercisable, and the price per share at which Common Stock is issuable upon the exercise of such Options or upon the conversion or exchange of such Convertible Securities (determined by dividing (1) the aggregate amount, if any, received or receivable by the Company as consideration for the issuance, sale, distribution or granting of such Options or such Convertible Securities, plus the minimum aggregate amount of additional consideration, if any, payable to the Company upon the exercise of all such Options or upon conversion or exchange of all such Convertible Securities, plus, in the case of Options to acquire Convertible Securities, the minimum aggregate amount of additional consideration, if any, payable upon the conversion or exchange of all such Convertible Securities, by (2) the total maximum number of shares of Common Stock issuable upon the exercise of all such Options or upon the conversion or exchange of all such Convertible Securities or upon the conversion or exchange of all Convertible Securities issuable upon the exercise of all such Options) shall be less than the current market price per share of the Common Stock on the record date that the Company becomes obligated to make such issuance, sale, distribution or granting of such Options or Convertible Securities (any such event being herein called an "Option Issuance"), then, effective upon such Option Issuance:

                                (1) the Underlying Share Purchase Price shall be
reduced to the price (calculated to the nearest one tenth of one cent ($0.001)) determined by multiplying the Underlying Share Purchase Price in effect immediately prior to such Option Issuance by a fraction, the numerator of which shall be the sum of (X) the number of shares of Common Stock outstanding (exclusive of any treasury shares) immediately prior to such Option Issuance multiplied by the current market price per share of Common Stock on the date of such Option Issuance, plus (Y) the consideration, if any, received by the Company upon such Option Issuance, and the denominator of which shall be the product of (A) the total number of shares of Common Stock outstanding (exclusive of any treasury shares) immediately after such Option Issuance, multiplied by
(B) the current market price per share of Common Stock on the record date for such Option Issuance; and



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                                (2) the number of Underlying Shares purchasable
upon the exercise of the Warrants shall be increased to a number determined by multiplying the number of Underlying Shares so purchasable immediately prior to the record date for such Option Issuance by a fraction, the numerator of which shall be the Underlying Share Purchase Price in effect immediately prior to the adjustment required by clause (i) of this Section 4(c) and the denominator of which shall be the Underlying Share Purchase Price in effect immediately after such adjustment.

                For purposes of the foregoing, the total maximum number of shares of Common Stock issuable upon exercise of all such Options or upon conversion or exchange of all such Convertible Securities or upon the conversion or exchange of the total maximum amount of the Convertible Securities issuable upon the exercise of all such Options shall be deemed to have been issued as of the date of such Option Issuance and thereafter shall be deemed to be outstanding and the Company shall be deemed to have received as consideration therefor such price per share, determined as provided above. Except as provided in paragraphs (j) and (k) below, no additional adjustment of the Underlying Share Purchase Price shall be made upon the actual exercise of such Options or upon conversion or exchange of the Convertible Securities or upon the conversion or exchange of the Convertible Securities issuable upon the exercise of such Options.

                        (d) Dividends and Distributions. In the event the Company shall, at any time or from time to time after the date hereof, but prior to 5:00 p.m. (New York City time) on the Underlying Share Expiration Date, distribute to all the holders of Common Stock any dividend or other distribution of cash, evidences of its indebtedness, other securities or other properties or assets (in each case other than (1) dividends payable in Common Stock, Options or Convertible Securities and (2) any cash dividend that, when added to all other cash dividends paid in the one year prior to the declaration date of such dividend, does not exceed 5% of the current market price per share of Common Stock on such declaration date), or any options, warrants or other rights to subscribe for or purchase any of the foregoing, then:

                                (1) the Underlying Share Purchase Price shall be
decreased to a price determined by multiplying the Underlying Share Purchase Price then in effect by a fraction, the numerator of which shall be the current market price per share of Common Stock on the record date for such distribution less the sum of (X) the cash portion per share, if any, of such distribution of Common Stock outstanding (exclusive of any treasury shares) on the record date for such distribution plus (Y) the then fair market value per share (as determined in good faith by the Board of Directors of the Company) of Common Stock outstanding (exclusive of any treasury shares) on the record date for such distribution of that portion, if any, of such distribution consisting of evidences of indebtedness, other securities, properties assets, options, warrants or subscription of purchase rights, and the denominator of which shall be such current market price per share of the Common Stock on the record date for such distribution; and

                                (2) the number of Underlying Shares purchasable
upon the exercise of the Warrants shall be increased to a number determined by multiplying the number of Underlying Shares so purchasable immediately prior to the record date for such distribution by a fraction, the numerator of which shall be the Underlying Share Purchase Price in effect immediately



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prior to the adjustment required by clause (i) of this sentence and the denominator of which shall be the Underlying Share Purchase Price in effect immediately after such adjustment.

                The adjustments required by this paragraph (d) shall be made whenever any such distribution occurs retroactive to the record date for the determination of stockholders entitled to receive such distribution.

                        (e) Sale of Common Stock Below its Current Market Price. In the event the Company shall, at any time or from time to time after the date hereof, issue or sell any shares of Common Stock and the price per share at which such shares were issued or sold shall be less than the current market price per share of the Common Stock on the date the Company becomes obligated to make such issuance or sale, then, effective upon such issuance or sale:

                                (1) the Underlying Share Purchase Price shall be
reduced to the price (calculated to the nearest one tenth of one cent ($0.001)) determined by multiplying the Underlying Share Purchase Price in effect immediately prior to such issuance or sale by a fraction, the numerator of which shall be the sum of (A) the number of shares of Common Stock outstanding (exclusive of any treasury shares) immediately prior to such issuance or sale multiplied by the current market price per share of Common Stock on the date of such issuance or sale, plus (B) the consideration received by the Company upon such issuance or sale, and the denominator of which shall be the product of (X) the total number of shares of Common Stock outstanding (exclusive of any treasury shares) immediately after such issuance or sale, multiplied by (Y) the current market price per share of Common Stock on the date of such issuance or sale; and

                                (2) the number of Underlying Shares purchasable
upon the exercise of the Warrants shall be increased to a number determined by multiplying the number of Underlying Shares so purchasable immediately prior to the date of such issuance or sale by a fraction, the numerator of which shall be the Underlying Share Purchase Price in effect immediately prior to the adjustment required by clause (i) of this sentence and the denominator of which shall be the Underlying Share Purchase Price in effect immediately after such adjustment.

                        (f) Current Market Price. For the purpose of any computation of current market price under this Section 4 and Section 5(b) hereof, the current market price per share of the Common Stock at any date shall be (x) for purposes of Section 5(b) and any Options granted to the Company's directors and officers under the Stock Option Plan, the closing price on the Business Day immediately prior to the exercise of the Warrants or the grant of any such Options and (y) in all other cases, the average of the daily closing prices for the thirty (30) consecutive trading days immediately preceding the date in question. The closing price for any day shall be the last reported sale price or, in case no such reported sale takes place on such day, the average of the closing bid and asked prices for such day, in each case (1) on the principal national securities exchange on which the shares of Common Stock are listed or to which such shares are admitted to trading or (2) if the Common Stock is not listed or admitted to trading on a national securities exchange, in the over-the-counter market as included for quotation on Nasdaq or any comparable system or (3) if the Common Stock is not included for quotation on Nasdaq or a comparable system, as furnished by two members of the National Association of Securities Dealers, Inc. selected from time to time in good faith by the Board of Directors of the Company for that purpose. In the absence of all of the foregoing, or if for any



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reason the current market price per share cannot be determined pursuant to the foregoing provisions of this paragraph (f), the current market price per share shall be the fair market value thereof as determined in good faith by the Board of Directors of the Company.

                        (g) Intentionally omitted.

                        (h) Consideration Received. If any shares of Common Stock, Options or Convertible Securities shall be issued, sold or distributed for consideration other than cash, the amount of the consideration other than cash received by the Company in respect thereof shall be deemed to be the then fair market value of such consideration (as determined in good faith by the Board of Directors of the Company). If any Options shall be issued in connection with the issuance and sale of other securities of the Company, together comprising one transaction in which no specific consideration is allocated to such Options by the parties thereto, such Options shall be deemed to have been issued without consideration. If the Company shall pay a dividend or make any other distribution payable in Options or Convertible Securities, then such Options or Convertible Securities shall be deemed to have been issued or sold without consideration.

                        (i) Deferral of Certain Adjustments. No adjustment to the Underlying Share Purchase Price (including the related adjustment to the number of Underlying Shares) shall be required hereunder unless such adjustment, together with other adjustments carried forward as provided below, would result in an increase or decrease of at least one percent (1%) of the Underlying Share Purchase Price; provided that any adjustments which by reason of this paragraph
(i) are not required to be made shall be carried forward and taken into account in any subsequent adjustment. No adjustment need be made for a change in the par value of the Common Stock. All calculations under this Section 4 shall be made to the nearest one tenth of one cent ($0.001) or to the nearest whole share, as the case may be.

                        (j) Changes in Options and Convertible Securities. If the exercise price provided for in any Options referred to in paragraph (c) above, the additional consideration, if any, payable upon the conversion or exchange of any Convertible Securities referred to in paragraph (c) above, or the rate at which any Convertible Securities referred to in paragraph (c) above are convertible into or exchangeable for Common Stock shall change at any time (other than under or by reason of provisions designed to protect against dilution upon an event which results in a related adjustment pursuant to this
Section 4), the Underlying Share Purchase Price then in effect and the number of Underlying Shares purchasable upon the exercise of the Warrants shall forthwith be readjusted (effective only with respect to any exercise of the Warrants after such readjustment) to the Underlying Share Purchase Price and number of Underlying Shares so purchasable that would then be in effect had the adjustment made upon the issuance, sale, distribution or granting of such Options or Convertible Securities been made based upon such changed purchase price, additional consideration or conversion rate, as the case may be, but only with respect to such Options and Convertible Securities as then remain outstanding.

                        (k) Expiration of Options and Convertible Securities. If, at any time after any adjustment to the number of Underlying Shares purchasable upon the exercise of the Warrants shall have been made pursuant to paragraph (c) or (j) above or this paragraph (k), any Options or Convertible Securities shall have expired unexercised, the number of Underlying Shares so purchasable with respect to any then outstanding Warrants shall, upon such expiration, be readjusted and shall thereafter be such as they would have been had the Warrants outstanding at the time of the original adjustment been adjusted (or had the original adjustment not been required, as the case may be) as if (i) the only shares of Common Stock deemed to have been issued in connection with such Options or Convertible Securities were the shares of Common Stock, if any, actually issued or sold upon the exercise of such Options or Convertible Securities and (ii) such shares of Common Stock, if any, were issued or sold for the consideration actually received by the Company upon such exercise plus the aggregate consideration, if any, actually received by the Company for the issuance, sale, distribution or granting of all such Options or Convertible Securities, whether or not exercised; provided that no such readjustment shall have the effect of decreasing the number of such Underlying Shares so purchasable by an amount (calculated by adjusting such decrease to account for all other adjustments made pursuant to this Section 4 following the date of the original adjustment referred to above) in excess of the amount of the adjustment initially made in respect of the issuance, sale, distribution or granting of such Options or Convertible Securities.

                        (l) Other Adjustments. In the event that at any time, as a result of an adjustment made pursuant to this Section 4, the Warrant Holder shall become entitled to receive any securities of the Company other than Underlying Shares, thereafter the number of such other securities so receivable upon exercise of the Warrants and the Underlying Share Purchase Price applicable to such exercise shall be subject to adjustment from time to time in a manner and on terms as nearly equivalent as practicable to the provisions with respect to the shares of Common Stock contained in this Section 4.

                        (m) Common Stock. As used in this Section 4, the term "Common Stock" shall mean and include the Common Stock issued and outstanding on the date hereof and shall also include any capital stock of any class of the Company thereafter authorized for issuance that is not limited to a fixed sum or percentage in respect of the rights of the holders thereof to participate in dividends and in the distribution of assets upon the voluntary liquidation, dissolution or winding up of the Company; provided, however, that the Underlying Shares shall include only shares of such class designated in the Company's Certificate of Incorporation as Common Stock or (i) in the case of any reclassification, change, consolidation, merger, or sale of assets of the character referred to in Section 4(b) hereof, the stock, securities or property provided for in such section or (ii) in the case of any reclassification or change in the number of Underlying Shares as a result of a subdivision or combination or consisting of a change in par value, or from par value to no par value, or from no par value to par value, such Underlying Shares as so reclassified or changed.

                        (n) Determination of Net Sales Price. In case of the sale for cash of any shares of Common Stock, Options, or Convertible Securities, the consideration received by the Company therefor shall be deemed to be the net sales price therefor (after deducting therefrom any expense paid or incurred by the Company or any underwriting discounts or commissions or concessions paid or allowed by the Company in connection therewith).

                        (o) Events Resulting in no Adjustments. No adjustment to the Underlying Share Purchase Price or to the number of Underlying Shares, however, will be made upon (i) the exercise of any stock options issued under the Company's Stock Option Plan (the "Stock Option Plan") to officers, directors and employees of the Company under the terms of such plans as they exist on the date hereof, (ii) the exercise of any warrants by officers and directors of the Company that are outstanding as of the date hereof, or (iii) the sale of any shares of Common Stock pursuant to the exercise of the Warrants (collectively, the "Exempt Securities").

                        (p) Notice of Change in Underlying, Share Purchase Price. Upon any adjustment pursuant to this Section 4, the Company shall promptly thereafter (i) cause to be prepared a certificate of the President and Chief Financial Officer of the Company setting forth the Underlying Share Purchase Price after such adjustment and setting forth in reasonable detail the method of calculation and the facts upon which such calculations are based and setting forth the number of Underlying Shares (or portion thereof) issuable after such adjustment in the Underlying Share Purchase Price, upon exercise of the Warrants and payment of the adjusted Underlying Share Purchase Price, which certificate shall be conclusive evidence of the correctness of the matters set forth therein absent manifest error, provided that if the Warrant Holder requests, the Company shall engage a firm of independent public accountants of recognized standing selected by the Board of Directors of the Company (who may be the regular auditors of the Company) to prepare and file such certificate in lieu of the certificate of the President and Chief Financial Officer, in which case such certificate shall be conclusive evidence of the matters set forth therein absent manifest error, and (ii) send to the Warrant Holder at the address appearing on the registry books maintained by the Company written notice of such adjustments by first-class mail, postage prepaid.

                        (q) Notice of Certain Events. With respect to any Notice Event, the Company shall cause to be given to the Warrant Holder at such Warrant Holder's address on the registry books maintained by the Company, at least 20 days prior to the applicable record date hereinafter specified, or in the case of events for which there is no record date, at least fifteen (15) days prior to the taking of such proposed action, by certified mail, return receipt requested, postage prepaid, a written notice stating (i) the date as of which the holders of record of shares of Common Stock entitled to receive any such rights, options, warrants or distribution is to be determined, (iii) the initial expiration date set forth in any tender offer or exchange offer for shares of Common Stock, or (iii) the date on which any such consolidation, merger, conveyance, transfer, dissolution, liquidation or winding up is expected to become effective or consummated and the date as of which it is expected that holders of record of shares of Common Stock shall be entitled to exchange such shares for securities or other property, if any, deliverable upon such reclassification, consolidation, merger, conveyance, transfer, dissolution, liquidation or winding up. The failure to give the notice required by this
Section 4(q) or any defect therein shall not affect the legality or validity of any distribution, right, option, warrant, consolidation, merger, conveyance, transfer, dissolution, or liquidation or winding up, or the vote upon any action, provided that the Warrant Holder shall retain any right to damages from the Company with respect to such failure.

                SECTION 5. Other Provisions Relating to Rights of the Warrant Holder

                        (a) Warrant Holder not a Stockholder. The Warrant Holder, as such, shall not be entitled to vote or receive dividends or be deemed holders of Common Stock for any purpose whatsoever, nor shall anything contained in this Agreement be construed to confer upon the

Warrant Holder, as such, any of the rights of a stockholder of the Company including, but not limited to, the right to vote for the election of directors or on any other matter, give or withhold consent to any action by the Company (whether upon any recapitalization, issue of stock, reclassification of stock, consolidation, merger, conveyance or otherwise), receive notice of meetings or other action affecting stockholders (except for notices provided for in this Agreement), receive dividends or subscription rights, or otherwise until Warrants shall have been exercised to purchase Underlying Shares, at which time the person or persons in whose name or names the certificate or certificates for the shares of Common Stock are registered shall be deemed the holder or holders of record of such shares of Common Stock for all purposes.

                        (b) Fractional Shares. Anything contained herein to the contrary notwithstanding, the Company shall not be required to issue any fractional shares of Common Stock in connection with the exercise of the Warrants. In any case where the Warrant Holder would, except for the provisions of this Section 5(b), be entitled under the terms of this Agreement to receive a fraction of a share of Common Stock upon the exercise of the Warrants, the Company shall, upon the exercise of the Warrants and receipt of the Underlying Share Purchase Price, issue the largest number of whole shares of Common Stock purchasable upon exercise of the Warrants. The Warrant Holder expressly waives his or her right to receive a certificate of any fraction of a share of Common Stock upon the exercise hereof. However, with respect to any fraction of a share of Common Stock called for upon any exercise hereof, the Company shall pay to the Warrant Holder an amount in cash equal to such fraction multiplied by the current market price per share of Common Stock determined pursuant to Section 4(f) hereof.

                        (c) Absolute Owner. Prior to due presentment for registration of transfer of the Warrant Certificates, the Company may deem and treat the Warrant Holder as the absolute owner of the Warrants for the purpose of any exercise thereof and for all other purposes and the Company shall not be affected by any notice to the contrary.

                SECTION 6. Division, Split-Up, Combination, Exchange and Transfer of Warrants

                        (a) Request. The Warrants may be divided, split up, combined or exchanged for other Warrants of like tenor to purchase a like aggregate number of Underlying Shares. If the Warrant Holder desires to divide, split up, combine or exchange the Warrants, he or she shall make such request in writing delivered to the Company at its office in 2 South Point Drive, Lake Forest, California, or as otherwise directed by the Company in writing, and shall surrender such Warrant Certificates to be so divided, split up, combined or exchanged at said office. Upon any such surrender for a division, split-up, combination or exchange, the Company shall execute and deliver to the person entitled thereto a new Warrant Certificate(s) as so requested. The Company may require the Warrant Holder to pay a sum sufficient to cover any tax, governmental or other charge that may be imposed in connection with any division, split-up, combination or exchange of the Warrants.

                        (b) Initial Issuance to Lender. The Company shall issue the right to purchase one hundred thousand (100,000) Underlying Shares to Lender, subject to adjustment as provided herein, as represented by a Warrant Certificate issued to Lender in the form attached hereto as Exhibit A or to Lender's designee or such officers of Lender as Lender may direct.

                        (c) Assignment; Replacement of Warrant Certificates. Subject to the provisions of Section 6(d) hereof, the Warrants may be sold, transferred, assigned or hypothecated by Lender at any time, in whole or in part, subject to compliance with federal and state securities laws. Any division or assignment permitted of the Warrants shall be made by surrender of the Warrant Certificates to the Company at its principal office with the Form of Assignment attached as Exhibit C hereto duly executed. In such event, the Company shall, without charge, execute and deliver a new Warrant Certificate in the name of the assignee named in such instrument of assignment and the surrendered Warrant Certificates shall promptly be canceled. Upon receipt by the Company of evidence satisfactory to it of the loss, theft, destruction or mutilation of the Warrant Certificates and (in the case of loss, theft or destruction) of reasonably satisfactory indemnification, and (in the case of mutilation) upon surrender and cancellation of such Warrant Certificates, the Company will execute and deliver a new Warrant Certificate of like tenor and date and any such lost, stolen or destroyed Warrant Certificates shall thereupon become void.

                        (d) Right of First Offer. Subject to the terms and conditions specified in this Section 6(d), the Warrant Holder hereby grants to the Company a right of first offer with respect to future transfers by the Warrant Holder of: (i) the Warrants or (ii) units, consisting of the Warrants and all or any part of the unpaid principal amount of indebtedness outstanding under the Loan Agreement ("Units"), to an entity that is known at the time of the transfer to be a direct competitor of the Company. In the case of Units, the Warrants may not be obtained by the Company separately from the corresponding indebtedness.

                Each time the Warrant Holder proposes to offer any Warrants or Units to an entity that is known at the time of the transfer to be a direct competitor of the Company, the Warrant Holder shall first make an offering of such Warrants and/or Units to the Company in accordance with the following provisions:

                                (1) The Warrant Holder shall deliver a Notice,
pursuant to the provisions of Section 7(b) hereof, to the Company stating (i) its bona fide intention to offer such Warrants and/or Units, (ii) the number of such Warrants and/or Units to be offered, and (iii) the price and terms, if any, upon which it proposes to offer such Warrants and/or Units.

                                (2) By written notification received by the
Warrant Holder, within five calendar days after the giving of the Notice, the Company may elect to purchase or obtain, at the price and on the terms specified in the Notice, all of such Warrants and/or Units.

                                (3) If the Company does not elect to obtain all
of the Warrants and/or Units referred to in the Notice which it is entitled to obtain pursuant to this Section 6(d), the Warrant Holder may, during the 60-day period following the expiration of the period provided in Section 6(d)(2) hereof, offer the Warrants and/or Units to any person or persons at a price not less than, and upon terms no more favorable to the offeree than those specified in the Notice. If the Warrant Holder does not enter into an agreement for the sale of the Warrants and/or Units within such period, or if such agreement is not consummated within 60 days of the execution thereof, the right provided hereunder shall be deemed to be revived and such Warrants and or Units shall not be offered to any entity that is known at the time of such transfer to be a direct competitor of the Company unless first reoffered to the Company in accordance herewith.

                SECTION 7. Other Matters

                        (a) Taxes and Charges. The Company will from time to time promptly pay, subject to the provisions of paragraph (5) of Section 2(b), all taxes and charges that may be imposed upon the Company in respect of the issuance or delivery of the Warrants or the Underlying Shares.

                        (b) Notices. Notice or demand pursuant to this Agreement to be given or made by the Warrant Holder to or on the Company shall be sufficiently given or made if delivered or sent by registered or certified mail, postage prepaid, return receipt requested, and addressed, until another address is designated in writing by the Company, or by facsimile transmission, as follows:

                             Futurelink Corp.
                             2 South Point Drive
                             Lake Forest, California 92630
                             Attn: Ross Vincenti, Esq.
                             Fax No. (949) 672-3117

                             with a copy to:

                             Paul Hastings Janofsky & Walker, LLP
                             399 Park Avenue, 31st Floor
                             New York, New York 10022
                             Attn:  Tom Pollock, Esq.
                             Fax No. (212) 319-4090


                Notices to the Warrant Holder provided for in this Agreement shall be deemed given or made by the Company if delivered or sent by mail, certified or registered, return receipt requested, postage prepaid, or overnight courier or facsimile transmission addressed to the Warrant Holder at his or her last known address or facsimile number as shall appear on the registry books of the Company and at the following address for Lender:

                             Foothill Capital Corporation
                             2450 Colorado Boulevard
                             Suite 3000 West
                             Santa Monica, California 90404
                             Attention: Business Finance Division, Manager Facsimile No.: (310) 453-7413

                             With a copy to:

                             Brobeck, Phleger & Harrison, LLP
                             550 South Hope Street
                             Los Angeles, California 90071-2604

                             Attention: John F. Hilson, Esq.
                             Facsimile No.: (213) 745-3345

                        (c) Governing Law. The validity, interpretation and performance of this Agreement shall be governed by the laws of the State of California without giving effect to the conflicts of laws and principles thereof.

                        (d) WAIVER OF JURY TRIAL. THE COMPANY WAIVES (A) THE RIGHT TO TRIAL BY JURY (WHICH THE WARRANT HOLDER HEREBY ALSO WAIVES) IN ANY ACTION, SUIT, PROCEEDING, OR COUNTERCLAIM OF ANY KIND ARISING OUT OF OR RELATED TO THIS AGREEMENT, THE WARRANT, THE WARRANT CERTIFICATE OR THE REGISTRATION RIGHTS AGREEMENT. THE COMPANY WARRANTS AND REPRESENTS THAT IT HAS REVIEWED THE FOREGOING WAIVER WITH ITS LEGAL COUNSEL AND HAS KNOWINGLY AND VOLUNTARILY WAIVED ITS JURY TRIAL RIGHTS FOLLOWING CONSULTATION WITH LEGAL COUNSEL. IN THE EVENT OF LITIGATION, THIS AGREEMENT MAY BE FILED AS A WRITTEN CONSENT TO A TRIAL BY THE COURT.

                        (e) Exclusive Benefit. Nothing in this Agreement expressed or nothing that may be implied from any of the provisions hereof is intended, or shall be construed, to confer upon, or give to, any person or corporation other than the Company, Lender and the Warrant Holder any right, remedy or claim hereunder, and all covenants, conditions, stipulations, promises and agreements contained in this Agreement shall be for the sole and exclusive benefit of such persons and their successors, survivors and permitted assigns hereunder. This Agreement is for the benefit of and is enforceable by any subsequent Warrant Holder.

                        (f) Headings. The article headings herein are for convenience only and are not part of this Agreement and shall not affect the interpretation hereof.

                  [Remainder of page left intentionally blank.]

                IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed and delivered as of the date first above written.


                                            FUTURELINK CORP.

                                            By: /s/ COREY E. FISCHER
                                               ---------------------------------
                                                 Name: Corey E. Fischer
                                                 Title: Vice President


                                            FOOTHILL CAPITAL CORPORATION


                                            By: /s/ WILLIAM SHIAO
                                               ---------------------------------
                                                 Name: William Shiao
                                                 Title: Vice President

                                    EXHIBIT A


THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT"), OR ANY STATE SECURITIES LAWS, AND MAY NOT BE OFFERED, SOLD, ASSIGNED, TRANSFERRED, PLEDGED, ENCUMBERED OR OTHERWISE DISPOSED OF EXCEPT PURSUANT TO (I) AN EFFECTIVE REGISTRATION STATEMENT UNDER THE ACT, (II) TO THE EXTENT APPLICABLE, RULE 144 UNDER THE ACT (OR ANY SIMILAR RULE UNDER SUCH ACT RELATING TO THE DISPOSITION OF SECURITIES), OR (III) AN OPINION OF COUNSEL, IF SUCH OPINION SHALL BE REASONABLY SATISFACTORY TO COUNSEL TO THE ISSUER, THAT AN EXEMPTION FROM REGISTRATION UNDER SUCH ACT IS AVAILABLE.


No. ___________


                               WARRANT CERTIFICATE

                                FUTURELINK CORP.

                This warrant certificate certifies that FOOTHILL CAPITAL CORP., or its registered assigns, is the registered holder of Warrants representing the right to purchase one hundred thousand (100,000) shares (the "Underlying Shares") of common stock, par value $0.0001 per share (the "Common Stock") of FUTURELINK, CORP. (the "Company") in accordance with the terms of that certain Warrant Agreement dated November __, 2000 between the Company and Foothill Capital Corporation (the "Warrant Agreement"). The Warrants with respect to the Underlying Shares expire on November __, 2010 (the "Underlying Share Expiration Date"), or on such expiration dates as may be extended pursuant to the terms of the Warrant Agreement. Capitalized terms used but not otherwise defined herein shall have the meanings ascribed to such terms in the Warrant Agreement.

                The Warrants entitle the registered holder, upon exercise from time to time from 9:00 a.m. New York City time on or after November __, 2000 until 5:00 p.m. New York City time on the Underlying Share Expiration Date to purchase Underlying Shares at an exercise price per Underlying Share equal to eight dollars and forty cents ($8.40) (the "Underlying Share Purchase Price") in lawful money of the United States of America upon surrender of this certificate and payment of the Underlying Share Purchase Price in accordance with the terms of the Warrant Agreement. The Underlying Share Purchase Price, the number of Underlying Shares issuable upon exercise of the Warrants are subject to adjustment upon the occurrence of certain events set of in the Warrant Agreement.

                The Warrants with respect to the Underlying Shares may not be exercised after 5:00 p.m. on the Underlying Share Expiration Date, and to the extent not exercised by such time such Warrants shall become void.

                This warrant certificate shall be governed by and construed in accordance with the laws of the State of California, without regard to conflicts of laws and principles thereof.

                IN WITNESS WHEREOF, FutureLink Corp. has caused this warrant certificate to be signed by its duly authorized officers.



Dated:
      --------------------
                                                 FUTURELINK CORP.


                                                 By:
                                                    ----------------------------
                                                     Name:
                                                     Title:

                                    EXHIBIT B

                             CASHLESS EXERCISE FORM

To be executed upon exercise of Warrants pursuant to Section 2(c) of the Warrant Agreement.

                The undersigned hereby irrevocably elects to surrender ___________ shares purchasable under the Warrants for such shares of Common Stock issuable in exchange therefor pursuant to the Cashless Exercise provisions of the within Warrants, as provided for in Section 2(c) of such Warrant Agreement.

                Please issue a certificate or certificates for such Common Stock in the name of, and pay cash for fractional shares in the name of:


--------------------------------------------------------------------------------

           (Please print name, address, and social security number/tax identification number:)

--------------------------------------------------------------------------------


and, if said number of shares of Common Stock shall not be all the shares of Common Stock purchasable thereunder, then a new Warrant Certificate for the balance remaining of the shares of Common Stock purchasable under the within Warrants shall be registered in the name of the undersigned Warrant Holder or its transferee as below indicated and delivered to the address stated below.

Dated:
      --------------------

Name of Warrant Holder
or transferee:
              ------------------------------------------------------------------
                                 (Please print)

Address:
        ------------------------------------------------------------------------

Signature:
          ----------------------------------------------------------------------

               NOTE: Signature must conform to the name of Warrant Holder as specified on the face of the Warrants or with the name of the transferee appearing in the form of assignment attached as Exhibit C to the Warrant Agreement.

                                    EXHIBIT C

                               FORM OF ASSIGNMENT

                For value received, the undersigned hereby sells, assigns and transfers unto ________________, whose address is _____________________________________________ and whose social security or other identifying number is ________________, the right to purchase Underlying Shares evidenced by the within Warrants, and hereby irrevocably constitutes and appoints the Secretary of FutureLink Corp. (the "Company") as his, her or its attorney-in-fact to transfer the same on the books of the Company with full power of substitution and re-substitution. If said number of Underlying Shares is less than all of the Underlying Shares purchasable hereunder, the undersigned requests that a new warrant certificate representing the right to purchase the balance of such Underlying Shares be registered in the name of _________________, whose address is _________________________________________, whose social security or other identifying number is ______________, and that such warrant certificate be delivered to __________________, whose address is
____________________________________________.



Date:                                             [Transferor Name]
     -------------------

                                                  By:
                                                     ---------------------------
                                                  Name:
                                                       -------------------------
                                                  Title:
                                                        ------------------------

                                    EXHIBIT D

                                SUBSCRIPTION FORM

                The undersigned hereby irrevocably elects to exercise the right, represented by this warrant certificate, to purchase _________________ Underlying Shares and [tenders payment herewith in the amount $_____________] [or] [makes payment therefor by application pursuant to Section 2(b)(ii) of the Warrant of $_______ aggregate principal amount of the outstanding indebtedness under the Loan and Security Agreement] [or] [makes payment therefor by delivery of the following Common Stock Certificates of the Company (properly endorsed for transfer in blank) for cancellation by the Company pursuant to Section 2(b)(iii) of the Warrant, certificates of which are attached hereto for cancellation [list certificates by number and amount]. The undersigned requests that a certificate for such Underlying Shares be registered in the name of _______________, whose address is _______________________________________________, and whose social security or other identifying number is ____________, and that such Underlying Shares be delivered to ___________________, whose address is __________________________________________. If said number of Underlying Shares is less than all of the Underlying Shares purchasable hereunder, the undersigned requests that a new warrant certificate representing the right to purchase the balance of such Underlying Shares be registered in the name of _______________, whose address is ______________________________________________ and whose social security or other identifying number is ________________, and that such warrant certificate be delivered to ______________, whose address is
_____________________________________________.


Date:                                             [Warrant Holder]
     -------------------

                                                  By:
                                                     ---------------------------
                                                  Name:
                                                       -------------------------
                                                  Title:
                                                        ------------------------



                                      D-1